UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07857

Oppenheimer Commodity Strategy Total Return Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 3/31/2016

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Principal Amount	Value

Mortgage-Backed Obligation—0.1%

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[1,2,3] (Cost $481,671)	$645,555	$ 161,389

U.S. Government Obligations—11.1%

United States Treasury Bonds, 7.50%, 11/15/16[2]	3,000,000	3,130,077

United States Treasury Nts.:
0.625%, 7/15/16[2,4]	4,000,000	4,003,300
1.00%, 8/31/16[2,4,5]	2,000,000	2,005,124
1.50%, 6/30/16[2,4]	3,400,000	3,410,088
1.75%, 5/31/16[2,5]	400,000	400,955
2.00%, 4/30/16[2,4,5]	2,450,000	2,453,469
2.625%, 4/30/16[2,5]	2,700,000	2,705,157
2.75%, 11/30/16[2,4,5]	2,000,000	2,029,532
3.00%, 8/31/16[2,4,5]	3,000,000	3,032,298
3.25%, 5/31/16[2,4,5]	2,000,000	2,009,718
3.25%, 6/30/16[2,4]	2,000,000	2,014,626
5.125%, 5/15/16[2,4,5]	1,500,000	1,508,888

Total U.S. Government Obligations (Cost $28,688,623)		28,703,232

Corporate Bonds and Notes—24.1%

Consumer Discretionary—4.2%

Automobiles—1.5%

Daimler Finance North America LLC:
1.45% Sr. Unsec. Nts., 8/1/16[1]	1,000,000	1,001,792
2.95% Sr. Unsec. Nts., 1/11/17[1]	2,000,000	2,028,304

Ford Motor Credit Co. LLC, 8% Sr. Unsec. Nts., 12/15/16	900,000	939,860

		3,969,956

Household Durables—1.3%

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	1,225,000	1,224,955
6.50% Sr. Unsec. Nts., 6/15/16	1,100,000	1,110,587
7.75% Sr. Unsec. Nts., 7/15/16	1,000,000	1,017,890

		3,353,432

Media—1.4%

Omnicom Group, Inc., 5.90% Sr. Unsec. Nts., 4/15/16	3,578,000	3,582,848

Energy—0.2%

Oil, Gas & Consumable Fuels—0.2%

TransCanada PipeLines Ltd., 7.69% Sr. Unsec. Nts., 6/30/16	500,000	506,844

Financials—8.6%

Capital Markets—1.3%

Goldman Sachs Group, Inc. (The), 5.75% Sr. Unsec. Nts., 10/1/16	1,700,000	1,739,797

Morgan Stanley, 5.45% Sr. Unsec. Nts., 1/9/17	1,500,000	1,547,871

		3,287,668

1      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Banks—6.1%

Bank of America Corp.:
5.625% Sr. Unsec. Nts., 10/14/16	$1,500,000	$ 1,535,125
6.50% Sr. Unsec. Nts., 8/1/16	1,000,000	1,017,292

Citigroup, Inc., 5.85% Sr. Unsec. Nts., 8/2/16	1,500,000	1,523,709

Danske Bank, 3.875% Sr. Unsec. Nts., 4/14/16[1]	3,581,000	3,583,768

ERAC USA Finance LLC, 2.75% Sr. Unsec. Nts., 3/15/17[1]	1,400,000	1,417,044

JPMorgan Chase & Co.:
1.35% Sr. Unsec. Nts., 2/15/17	1,000,000	1,002,170
3.15% Sr. Unsec. Nts., 7/5/16	2,000,000	2,012,692

PNC Funding Corp., 2.70% Sr. Unsec. Nts., 9/19/16	1,500,000	1,510,480

Sumitomo Mitsui Banking Corp., 2.65% Sr. Unsec. Nts., 1/12/17[1]	1,050,000	1,059,425

SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17	1,100,000	1,117,444

		15,779,149

Consumer Finance—1.2%

Capital One Financial Corp., 3.15% Sr. Unsec. Nts., 7/15/16	3,000,000	3,017,343

Industrials—2.4%

Commercial Services & Supplies—1.2%

Cintas Corp. No. 2, 2.85% Sr. Unsec. Nts., 6/1/16	3,075,000	3,086,052

Road & Rail—1.2%

Ryder System, Inc.:
2.50% Sr. Unsec. Nts., 3/1/17	1,565,000	1,580,709
5.85% Sr. Unsec. Nts., 11/1/16	1,500,000	1,539,543

		3,120,252

Information Technology—1.5%

IT Services—1.5%

Western Union Co., 5.93% Sr. Unsec. Nts., 10/1/16	3,700,000	3,782,887

Materials—3.0%

Chemicals—2.2%

Airgas, Inc., 2.95% Sr. Unsec. Nts., 6/15/16	3,000,000	3,007,383

Ecolab, Inc., 3% Sr. Unsec. Nts., 12/8/16	2,500,000	2,530,897

		5,538,280

Metals & Mining—0.8%

ERAC USA Finance LLC, 6.20% Sr. Unsec. Nts., 11/1/16[1]	2,000,000	2,055,960

Telecommunication Services—1.4%

Diversified Telecommunication Services—1.4%

AT&T, Inc., 2.40%, 3/15/17	1,500,000	1,517,931

Verizon Communications, Inc., 2.164% Sr. Unsec. Nts., 9/15/16[6]	2,200,000	2,212,069

		3,730,000

Utilities—2.8%

Electric Utilities—0.8%

Xcel Energy, Inc., 0.75% Sr. Unsec. Nts., 5/9/16	2,000,000	1,999,778

Multi-Utilities—2.0%

DTE Energy Co., 6.35% Sr. Unsec. Nts., 6/1/16	2,100,000	2,117,260

2      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Principal Amount	Value

Multi-Utilities (Continued)

Sempra Energy, 6.50% Sr. Unsec. Nts., 6/1/16	$3,005,000	$ 3,028,616

		5,145,876

Total Corporate Bonds and Notes (Cost $61,927,439)		61,956,325

Structured Securities—9.3%

Canadian Imperial Bank of Commerce, Custom 8 Enhanced Roll Commodity Index Linked Nts., 0.287%, 12/22/16[1]	10,330,000	9,325,347

Canadian Imperial Bank of Commerce, Custom 9 Enhanced Roll Commodity Index Linked Nts., 0.329%, 1/25/17[1]	13,930,000	14,587,955

Total Structured Securities (Cost $24,260,000)		23,913,302

Short-Term Notes—30.0%

Beverages—2.5%
Anheuser-Busch InBev, 1.575%, 1/13/17[1,7]	3,000,000	2,978,472

Barcardi USA, Inc., 0.65%, 4/13/16[7]	3,300,000	3,299,285

		6,277,757

Chemicals—2.9%
Agrium, Inc., 0.781%, 4/13/16[7]	3,300,000	3,299,142

Ecolab, Inc., 0.70%, 4/20/16	1,000,000	999,631

PPG Industries, Inc., 0.731%, 4/7/16	3,200,000	3,199,611

		7,498,384

Computers & Peripherals—1.2%
Hewlett-Packard, 0.971%, 4/11/16	3,200,000	3,199,138

Containers & Packaging—1.2%
Amcor Ltd., 0.80%, 4/4/16	3,200,000	3,199,787

Diversified Financial Services—0.6%
Ford Motor Credit Co. LLC, 1.379%, 9/14/16[7]	1,500,000	1,493,166

Electric Utilities—2.7%
Duke Energy Corp., 0.931%, 4/18/16[7]	3,300,000	3,298,551

Eversource Energy, 0.63%, 4/11/16[7]	3,500,000	3,499,388

		6,797,939

Food Products—1.3%
Kroger Co., 0.68%, 4/11/16[7]	3,300,000	3,299,377

Leasing & Factoring—4.0%
Harley-Davidson Funding, 0.68%, 5/4/16[7]	3,500,000	3,497,818

Hitachi Capital America, 1.001%, 4/1/16	3,300,000	3,300,000

Hyundai Capital America:
0.801%, 5/10/16[7]	2,300,000	2,298,007
1.258%, 7/18/16[7]	1,100,000	1,097,914

		10,193,739

Multiline Retail—1.4%
Nordstrom, Inc., 0.60%, 4/1/16	3,500,000	3,500,000

3      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Multi-Utilities—1.3%
Virginia Electric & Power Co., 0.67%, 4/6/16[7]	$3,400,000	$ 3,399,684

Oil, Gas & Consumable Fuels—2.7%
ENI Finance USA, Inc., 0.73%, 4/6/16[7]	3,500,000	3,499,645

Marathon Petroleum Corp., 0.851%, 4/11/16[7]	3,300,000	3,299,221

		6,798,866

Software—1.3%
Thomson Reuters Corp.:
0.992%, 4/5/16	700,000	699,923
1.268%, 8/24/16	2,700,000	2,692,488

		3,392,411

Telephone Utilities—4.3%
Bell Canada, 0.791%, 4/1/16[7]	3,300,000	3,300,000

Deutsche Telecom AG, 0.937%, 6/13/16	3,400,000	3,395,611

TELUS Corp., 0.932%, 5/16/16[1]	3,300,000	3,296,164

Vodafone Group plc, 1.471%, 1/23/17[1]	1,500,000	1,487,533

		11,479,308

Tobacco—1.4%
BAT International Finance plc, 0.761%, 4/25/16[7]	3,500,000	3,498,227

Water Utilities—1.2%
American Water Capital Corp., 0.70%, 4/4/16[7]	3,200,000	3,199,813

Total Short-Term Notes (Cost $77,193,651)		77,227,596

		Exercise	Expiration
		Price	Date		Contracts
Exchange-Traded Options Purchased—0.6%
Corn Futures, 5/16 Call[2,8]	USD	400.000	4/22/16	USD	100	1,250
Crude Oil Futures, 12/16 Call[2,8]	USD	55.000	11/16/16	USD	350	539,000
Crude Oil Futures, 12/16 Call[2,8]	USD	58.000	11/16/16	USD	100	112,000
Crude Oil Futures, 5/16 Put[2,8]	USD	30.000	4/15/16	USD	200	8,000
Crude Oil Futures, 6/16 Call[2,8]	USD	54.000	5/17/16	USD	400	20,000
Gas Oil Futures, 7/16 Call[2,8]	USD	170.000	6/27/16	USD	100	140,700
Gold (100 oz.) Futures, 6/16 Call[2,8]	USD	1,280.000	5/25/16	USD	100	160,000
Palladium Futures, 6/16 Call[2,8]	USD	640.000	5/18/16	USD	90	42,210
Palladium Futures, 9/16 Call[2,8]	USD	580.000	8/17/16	USD	50	160,400
Platinum Futures, 10/16 Call[2,8]	USD	1,050.000	9/21/16	USD	100	139,000
Primary Aluminum Futures, 9/16 Put[2,8]	USD	1,500.000	9/7/16	USD	120	176,919

4      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

		Exercise Price	Expiration Date		Contracts	Value

Exchange-Traded Options Purchased (Continued)

Soybean Futures, 7/16 Put[2,8]	USD	900.000	6/24/16	USD	50	$ 43,750

Soybean Futures, 7/16 Put[2,8]	USD	820.000	6/24/16	USD	100	8,125

SPGCINP Index Call[2,8]	USD	188.192	7/25/16	USD	10,627	635

Wheat Futures, 7/16 Call[2,8]	USD	500.000	6/24/16	USD	100	80,625

Total Exchange-Traded Options Purchased (Cost $2,960,675)						1,632,614

	Shares

Investment Company—25.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[2,9,10] (Cost $66,575,893)	66,575,893	66,575,893

Total Investments, at Value (Cost $262,087,952)	101.1%	260,170,351

Net Other Assets (Liabilities)	(1.1)	(2,740,446)

Net Assets	100.0%	$ 257,429,905

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $42,983,153 or 16.70% of the Fund’s net assets at period end.

2. All or a portion of the security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

4. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $10,788,578. See Note 6 of the accompanying Consolidated Notes.

5. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $8,501,503. See Note 6 of the accompanying Consolidated Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $48,257,710 or 18.75% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

8. Non-income producing security.

9. Rate shown is the 7-day yield at period end.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	43,821,966	187,674,450	164,920,523	66,575,893

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$66,575,893	$ 64,375

5      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of March 31, 2016*
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Coffee “C”	NYB	Sell	5/18/16	3	$143,381	$ 1,623
Copper	LME	Sell	6/14/16	15	1,819,125	(86,673)
Corn	CBT	Buy	7/14/16	150	2,668,125	(1,707)
Cotton No. 2	NYB	Sell	5/6/16	3	87,660	6,231
Gas Oil	NYM	Buy	6/30/16	72	4,411,714	162,437
Gas Oil	NYM	Sell	4/29/16	20	1,215,228	30,025
Gold (100 oz.)	CMX	Buy	6/28/16	35	4,324,600	(50,633)
Lean Hogs	CME	Buy	6/14/16	10	323,400	971
Live Cattle	CME	Buy	4/29/16	3	159,510	(1,779)
Natural Gas	NYM	Buy	6/28/16	77	1,657,810	110,718
New York Harbor ULSD	NYM	Buy	4/29/16	12	597,492	7,032
Nickel	LME	Buy	5/16/16	76	3,862,092	(383,511)
Palladium	NYM	Buy	6/28/16	6	338,400	(5,114)
Platinum	NYM	Sell	7/27/16	109	5,327,375	(34,392)
Primary Aluminum	LME	Sell	6/13/16	36	1,364,850	53,885
Silver	CMX	Buy	5/26/16	2	154,640	5,635
Soybean	CBT	Sell	5/13/16	40	1,821,500	(25,876)
Sugar #11 World	NYB	Buy	4/29/16	39	670,488	96,744
Sugar #11 World	NYB	Sell	2/28/17	50	898,240	(128,245)
Wheat	CBT	Sell	7/14/16	150	3,605,625	(34,332)
WTI Crude Oil	NYM	Sell	5/20/16	100	3,975,000	170,514
WTI Crude Oil	NYM	Buy	11/21/16	100	4,302,000	(87,986)
Zinc	LME	Buy	6/14/16	25	1,134,219	18,201
Zinc	LME	Buy	5/16/16	9	407,756	33,440

						$ (142,792)

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Exchange-Traded Options Written at March 31, 2016*
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Crude Oil Futures, 12/16 Call	USD	65.000	11/16/16	USD	(400)	$441,596	$ (212,000)

Crude Oil Futures, 6/16 Call	USD	60.000	5/17/16	USD	(375)	383,684	(7,500)

Gold (100 oz.) Futures, 6/16 Call	USD	1150.000	5/25/16	USD	(50)	95,872	(455,500)

Soybean Futures, 7/16 Call	USD	920.000	6/24/16	USD	(50)	77,357	(62,813)

Soybean Futures, 7/16 Put	USD	780.000	6/24/16	USD	(100)	22,154	(3,125)

Total Exchange-Traded Options Written						$1,020,663	$ (740,938)

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Total Return Swaps at March 31, 2016*
Reference Asset	Counterparty	Pay/Receive Total Return**	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
BCOM Index	CITNA-B	Receive	Official settlement price of BCOM Index	4/25/16	USD	(45,577)	$ (429,578)

6      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return**	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
CIBZGSPP Index	CIBC	Receive	Official settlement price of CIBZGSPP Index	4/25/16	USD	(7,070)	$ 49,690
ENHGD185 Index	GSG	Receive	Official settlement price of ENHGD185 Index	4/25/16	USD	(33,290)	(318,040)
MLCILREE Index	BOA	Receive	Official settlement price of MLCILREE Index	4/25/16	USD	(14,396)	(138,399)
MLCILRIE Index	BOA	Receive	Official settlement price of MLCILRIE Index	4/25/16	USD	(9,441)	(84,603)
MLCILRLE Index	BOA	Receive	Official settlement price of MLCILRLE Index	4/25/16	USD	(3,247)	(50,008)
MLCILRME Index	BOA	Receive	Official settlement price of MLCILRME Index	4/25/16	USD	(15,621)	(104,756)
MLCILRSE Index	BOA	Receive	Official settlement price of MLCILRSE Index	4/25/16	USD	(5,707)	(269,464)
MQCP169E Index	MAC	Receive	Official settlement price of MQCP169E Index	4/25/16	USD	(39,963)	(343,727)
Total Over-the-Counter Total Return Swaps							$ (1,688,885)

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

**Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
CIBC	Canadian Imperial Bank of Commerce
CITNA-B	Citibank NA
GSG	Goldman Sachs Group, Inc. (The)
MAC	Macquarie Bank Ltd.

Definitions
BCOM	Bloomberg Commodity Index
CIBZGSPP	CIBC Custom 16 Commodity Index
ENHGD185	Commodity Index
MLCILREE	Merrill Lynch Commodities Long Pre-Roll Energy ER Index
MLCILRIE	Merrill Lynch Commodities Long Pre-Roll Industrial Metals ER Index
MLCILRLE	Merrill Lynch Commodities Long Pre-Roll Livestock ER Index
MLCILRME	Merrill Lynch Commodities DJ Grains + rolling from -11 to 4 Index
MLCILRSE	Merrill Lynch Commodities DJ Softs rolling from -11 to 4

7      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
MQCP169E	Macquarie Commodity Investor Product 169 ER
SPGCINP	S&P GSCI Industrial Metals Official Close Index ER

Exchange Abbreviations

CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
LME	London Metal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange

8      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, RAF Fund Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, option and swap contracts) and exchange-traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. At period end, the Fund owned 13,552,715 shares with net assets of $55,931,658 in the Subsidiary.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

9      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as

10      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

3. Securities Valuation (Continued)

reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day

11      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligation	$—	$—	$161,389	$161,389
U.S. Government Obligations	—	28,703,232	—	28,703,232
Corporate Bonds and Notes	—	61,956,325	—	61,956,325
Structured Securities	—	23,913,302	—	23,913,302
Short-Term Notes	—	77,227,596	—	77,227,596
Exchange-Traded Options Purchased	1,455,060	177,554	—	1,632,614
Investment Company	66,575,893	—	—	66,575,893

Total Investments, at Value	68,030,953	191,978,009	161,389	260,170,351

12      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Asset Table (Continued)
Other Financial Instruments:
Swaps, at value	$—	$49,690	$—	$49,690
Futures contracts	697,456	—	—	697,456

Total Assets	$68,728,409	$192,027,699	$161,389	$260,917,497

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,738,575)	$—	$(1,738,575)
Options written, at value	(740,938)	—	—	(740,938)
Futures contracts	(840,248)	—	—	(840,248)

Total Liabilities	$(1,581,186)	$(1,738,575)	$—	$(3,319,761)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Structured Securities. The Fund invests in structured securities whose market values,

13      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$481,671
Market Value	$161,389
Market Value as % of Net Assets	0.06%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

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5. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial

15      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $38,139,309 and $18,207,252 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as

16      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

6. Use of Derivatives (Continued)

unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual commodities and/or commodity indexes to increase exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,951,606 and $113,491 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual commodities and/or commodity indexes to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,063,799 and $45,347 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2015	3,350	$2,114,769
Options written	200	195,383

17      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Number of Contracts	Amount of Premiums
Options closed or expired	(1,525)	$(1,191,512)
Options exercised	(1,050)	(97,977)

Options outstanding as of March 31, 2016	975	$1,020,663

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various commodity indexes to increase

18      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

6. Use of Derivatives (Continued)

exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various commodity indexes to decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $168,165,830 and $525,000 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $68,923.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the

19      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that

20      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

6. Use of Derivatives (Continued)

amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$388,816,938
Federal tax cost of other investments	44,392,359

Total federal tax cost	$433,209,297

Gross unrealized appreciation	$2,120,627
Gross unrealized depreciation	(132,319,166)

Net unrealized depreciation	$(130,198,539)

21      OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016